UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 2, 2017, the board of directors of Halcón Resources Corporation (the “Company”) appointed Jon C. Wright, the Company’s Executive Vice President, Operations, to serve as the Company’s Executive Vice President and Chief Operating Officer.  In connection with his appointment, Mr. Wright’s annual base salary was increased to $400,000.  Mr. Wright, 48, has served as the Company’s Executive Vice President, Operations since September 2016, as Senior Vice President, Operations from December 2014 to September 2016 and as Vice President, Operations from May 2012 to December 2014.  Prior to joining the Company, Mr. Wright served as W. Rockies Operations Manager at Newfield Exploration from 2009 until 2012.  Mr. Wright also served as Lead, Production for W. Oklahoma and Lead Drilling for Woodford Shale from 2005 until 2009. Prior to that, Mr. Wright was a Senior Drilling Engineer at BP from 2004 to 2005.  He also served as Drilling Engineer from 2001 to 2004. From 1997 to 2001, he held various drilling positions for Conoco.  Mr. Wright has a Bachelor of Science degree in Petroleum Engineering from Texas A&M University and a Master of Business Administration degree from Rice University.

Mr. Wright does not have any family relationships with any director, executive officer or any person nominated to become a director or executive officer of the Company and there are no arrangements or understandings between Mr. Wright and any other person pursuant to which Mr. Wright was appointed as Executive Vice President and Chief Operating Officer.  There are no transactions in which Mr. Wright had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 8.01    Other Events.

Unaudited pro forma condensed combined financial information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017 is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the divestiture of all of the Company’s membership interests in HK TMS, LLC, a prior subsidiary of the Company that held oil and gas properties in the Tuscaloosa Marine Shale in Louisiana and Mississippi (the “HK TMS Divestiture”), (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock in connection with such acquisition, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the anticipated divestiture of all of the Company’s operated assets in the Williston Basin in North Dakota (the “Williston Divestiture”), and (vii) the anticipated repurchase of all of the Company’s 12.0% Senior Secured Second Lien Notes due 2022, a portion of the Company’s 6.75% Senior Unsecured Notes due 2025 using the net proceeds resulting from the Williston Divestiture and repayment of the outstanding balance on the Company’s revolving credit facility (the “Debt Repurchase”).

The unaudited pro forma financial information is provided in addition to the pro forma financial information set forth under Item 9.01 below to assist readers in understanding the aggregate impacts of the Company’s divestitures and acquisition and related funding activities occurring during 2017.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017 is set forth in Exhibit 99.2 to this Current Report on Form 8-K, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

(d) Exhibits.

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the Williston Divestiture, and (vii) the Debt Repurchase.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

August 3, 2017	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the Williston Divestiture, and (vii) the Debt Repurchase.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.